Execution Version

FIRST AMENDMENT TO

Note purchase AND private shelf agreement

THIS FIRST AMENDMENT TO NOTE PURCHASE AND PRIVATE SHELF AGREEMENT (this “Agreement”), dated as of July 30, 2024, is made by and among Allient Inc., a Colorado corporation (the “Company”), and each of the holders of the Notes (as defined below) (the “Noteholders”) signatory hereto, and is acknowledged by each of the Guarantors.  Except as provided below, capitalized terms used in this Agreement and not defined herein have the respective meanings set forth in the Note Purchase Agreement described below.

R E C I T A L S:

WHEREAS, the Company, PGIM, Inc. and the Noteholders are parties to that certain Note Purchase and Private Shelf Agreement dated March 1, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”) pursuant to which the Company issued to the Noteholders the Company’s Series A Senior Notes due March 21, 2031 in the aggregate principal amount of $50,000,000 (as amended, restated, supplemented or otherwise modified from time to time and including any notes issued in substitution therefor pursuant to the Note Purchase Agreement, the “Notes”); and

WHEREAS, the Company has requested that the Noteholders agree to amend the Note Purchase Agreement as set forth herein, and the undersigned Noteholders have agreed to such amendments on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.AMENDMENTS.

Effective as of the Effective Date, the Note Purchase Agreement is hereby amended in the manner specified in Annex A attached hereto (collectively, the “Amendments”).

2.REPRESENTATIONS AND WARRANTIES.

To induce the Noteholders to execute this Agreement, the Company hereby represents and warrants to the Noteholders as of the date hereof and as of the Effective Date as follows:

2.1.Existing Representations and Warranties.

The representations and warranties of the Company set forth in the Note Purchase Agreement and other Finance Documents are true and correct as of the date hereof and as of the Effective Date (except those that relate to a specific date, in which case they are true and correct as of such specific date) and the provisions of the Note Purchase Agreement and the other Finance Documents are in full force and effect.

2.2.Corporate Power.

The Company has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute and deliver this Agreement and perform its obligations under this Agreement and the Note Purchase Agreement as amended hereby.

2.3.Authorization; No Contravention.

The execution and delivery by the Company of this Agreement and the performance by the Company of this Agreement and the Note Purchase Agreement as amended hereby has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of the Company’s Organizational Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which the Company is a party or affecting the Company or the properties of the Company or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Company or its property is subject or (c) violate any Law.

2.4.Governmental Authorizations; Other Consents.

No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution and delivery by the Company of this Agreement or the performance by, or enforcement against, the Company of this Agreement or the Note Purchase Agreement as amended hereby.

2.5.Disclosure.

The documents, certificates and other writings delivered to the Noteholders by or on behalf of the Company and its Subsidiaries in connection with this Agreement do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made.

2.6.Binding Effect.

This Agreement has been duly executed and delivered by the Company.  This Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and laws affecting creditors’ rights generally.

2.7.No Defaults or Events of Default.

Before and after giving effect to this Agreement, no Default or Event of Default exists.

2.8.No Amendment Fees.

Neither the Company nor any of its Affiliates has paid or is paying any fee, or has given or is giving any other consideration, to any other lender, agent or any other Person for the execution and delivery of any amendment, waiver, consent or other modification of any other agreement creating or evidencing indebtedness for borrowed money (including, without limitation, the Bank

Credit Agreement) that is similar to this Agreement or otherwise addresses the matters relating to the Amendments.

3.EFFECTIVENESS.

The Amendments shall become effective as of the date of this Agreement (the “Effective Date”), provided that each of the following conditions shall have been fulfilled to the Noteholders’ satisfaction (or shall have been waived by the Noteholders) as of such date:

(a)Agreement.  The Company and the Required Holders shall have executed and delivered a counterpart of this Agreement.

(b)Representations and Warranties.  The representations and warranties of the Company in this Agreement shall be correct as of the date hereof and as of the Effective Date.

(c)Intercreditor Agreement.  The Noteholders shall have received, in form and substance satisfactory to them, a fully executed copy of an Amended and Restated Intercreditor and Collateral Agency Agreement amending and restating the Intercreditor Agreement, which agreement shall have been duly executed by each party thereto and shall be in full force and effect.

(d)Bank Loan Documents.  The Noteholders shall have received each of the following, in each case in form and substance satisfactory to them, duly executed by each party thereto and in full force and effect:

(i)A fully executed copy of a First Amendment to the Bank Credit Agreement.

(ii)A fully executed copy of an amendment to the Post-Closing Agreement, dated as of March 1, 2024, among the Company, Allied B.V. and the Bank Agent.

(iii)A fully executed copy of an Amended and Restated Unlimited Guaranty and Indemnity Agreement made by Heidrive in favor of the Bank Agent.

(e)Collateral Documents.  The Noteholders shall have received each of the following, in each case in form and substance satisfactory to them, duly executed by each party thereto and in full force and effect:

(i)A fully executed copy of a letter of termination executed by the Collateral Agent and acknowledged by the Company, governed by the laws of The Netherlands, with respect to that certain Deed of Pledge of Shares entered into on March 21, 2024 by and among the Company, the Collateral Agent and Allied B.V.

(ii)A fully executed copy of a Deed of Pledge of Shares entered into by and among the Company, the Collateral Agent and Allied B.V., governed by the laws of The Netherlands.

(ii)A fully executed copy of a Deed of Pledge of Shares by and among Allied B.V., the Collateral Agent and Dordrecht, governed by the laws of The Netherlands.

(iv)A fully executed copy of an Omnibus Deed of Pledge by and among Allied B.V., Dordrecht and the Collateral Agent, governed by the laws of The Netherlands.

(v)A fully executed copy of a Pledge Agreement regarding certain bank accounts between Allied AB and the Collateral Agent, governed by the laws of Sweden.

(vi)A fully executed copy of a Corporate Mortgage Pledge Agreement between Allied AB and the Collateral Agent, governed by the laws of Sweden.

(vii)A fully executed copy of a Receivables Pledge Agreement between Allied AB and the Collateral Agent, governed by the laws of Sweden.

(viii)A fully executed copy of a Pledge Agreement regarding the shares in Allied Motion Stockholm Aktiebolag between Allied B.V. and the Collateral Agent, governed by the laws of Sweden.

(ix)A fully executed copy of an Account Pledge Agreement between Heidrive and the Collateral Agent, governed by the laws of Germany.

(x)A fully executed copy of a Global Assignment Agreement between Heidrive and the Collateral Agent, governed by the laws of Germany.

(xi)A fully executed copy of a Security Transfer Agreement of Intellectual Property Rights between Heidrive and the Collateral Agent, governed by the laws of Germany.

(xii)A fully executed copy of a Security Transfer Agreement between Heidrive and the Collateral Agent, governed by the laws of Germany.

(f)Opinions of Counsel.

(i)The Noteholders shall have received, in form and substance satisfactory to them, legal opinions from each of the following: (A) Otten, Johnson, Robinson, Neff, and Ragonetti, PC, Colorado special counsel for the Obligors, (B) Rassers Advocaten, Netherlands special counsel for the Obligors, (C) Clifford Chance LLP, Netherlands special counsel for the Collateral Agent, (D) Vinge, Swedish special counsel for the Collateral Agent, and (E) Peters, Schönberger & Partner (“PS&P”), German special counsel for the Obligors (the “German Law Opinion”).

(ii)Notwithstanding the foregoing, the liability of PS&P in connection with the German Law Opinion shall be limited to an overall amount of EUR 10,000,000 in the aggregate, and the Noteholders and PGIM, Inc. shall not, either solely or jointly, together with the Bank Agent and the Bank Lenders or their respective successors, be entitled to claim that PS&P is liable with respect to the German Law Opinion for more than the aforesaid amount.  This Section 3(f)(ii) is for the direct benefit of PS&P in accordance with section 328 of the German Civil Code (BGB) and shall neither be amended nor cancelled without the prior written consent of PS&P.

(g)Officer’s Certificates; Corporate Authority Documents.  The Noteholders shall have received, in form and substance satisfactory to them, with respect to each of the Company, Allied B.V., Dordrecht, Heidrive and Allied AB, a certificate of its Secretary, an Assistant Secretary, a Director or an appropriate person certifying as to such Person’s Organizational Documents, authorizing resolutions relating to the authorization of the Collateral Documents and other documents to be entered into pursuant to the Note Purchase Agreement or this Agreement or in connection herewith, the names, offices and specimen signatures of the officers of such Person executing documents, and such other items as the Noteholders may reasonably request.

(h)Dutch Works Council Advice.  The Noteholders shall have received with respect to each Dutch Obligor to the extent applicable, a copy of (i) the request for advice from each works council, or central or European works council, with jurisdiction over the transactions contemplated by this Agreement and the Collateral Documents to be entered into pursuant hereto and/or the Note Purchase Agreement and (ii) the unconditional positive advice from such works council.

4.MISCELLANEOUS.
4.1.Part of Note Purchase Agreement; Future References, etc.

This Agreement shall be construed in connection with and as a part of the Note Purchase Agreement and, except as expressly amended by this Agreement, all terms, conditions and covenants contained in the Note Purchase Agreement are hereby ratified and shall be and remain in full force and effect.  Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Agreement may refer to the Note Purchase Agreement without making specific reference to this Agreement, but nevertheless all such references shall include this Agreement unless the context otherwise requires.

4.2.Effect of Agreement; Reaffirmation.
(a)The Note Purchase Agreement, as amended by this Agreement, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof.  This Agreement supersedes all prior negotiations and any course of dealing between the parties with respect to the subject matter hereof.  This Agreement shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of, and be enforceable by, the Noteholders and each of their successors and assigns.  The Note Purchase Agreement, as amended hereby, is in full force and effect and, as so amended, is hereby ratified and reaffirmed in its entirety.  The Company acknowledges and agrees that the Note Purchase Agreement (as amended by this Agreement) and all other Finance Documents to which the Company is a party are in full force and effect, that the Company’s obligations thereunder and under this Agreement are its legal, valid and binding obligations, enforceable against it in accordance with the terms thereof and hereof, and that the Company has no defense, whether legal or equitable, setoff or counterclaim to the payment and performance of such obligations.  The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Noteholder under the Note Purchase Agreement or any other Finance Document, or constitute a waiver of any provision of the Note Purchase Agreement or any other Finance Document.
(b)The Company hereby acknowledges and reaffirms the execution and delivery of the Collateral Documents to which it is a party and agrees that such Collateral Documents shall continue in full force and effect and continue to secure the Note Obligations, including all indebtedness of the Company to the Noteholders arising under or in connection with the Note Purchase Agreement, as amended hereby, and the Notes, and any renewal, extension or modification thereof.
(c)By signing the acknowledgment below, each Guarantor hereby acknowledges and reaffirms the execution and delivery of its respective Guaranty Agreement and each Collateral Document and each other Finance Document to which it is a party, and agrees that such Finance Documents shall continue in full force and effect and continue to guarantee or secure, as applicable, all Note Obligations, including all indebtedness of the Company to the Noteholders arising under or in connection with the Note Purchase Agreement, as amended hereby, and the Notes, and any renewal, extension or modification thereof, and the documents executed in connection therewith.
4.3.Counterparts, Facsimiles.

This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument.  Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Any signature to this Agreement may be delivered by facsimile, electronic mail (including “.pdf”, “.tif” or similar format) or other electronic transmission and shall be effective to the same extent as delivery of a manually executed original counterpart hereof.  The parties hereto agree to electronic contracting and electronic signatures with respect to this Agreement.  The words “execution”, “signed”, “signature” and words of like import in this Agreement shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity and enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.  “Electronic Signature” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record.

4.4.Costs and Expenses.

The Company agrees to pay on demand all costs and expenses (including attorneys’ fees) of the Noteholders incurred in the preparation, negotiation, execution and delivery of this Agreement and the matters contemplated hereby.

4.5.Binding Effect.

This Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

4.6.Amendment and Waiver.

This Agreement may be amended, and the observance of any term hereof may be waived, only with the written consent of each of the parties hereto.

4.7.Severability.

The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

4.8.Entire Agreement.

This Agreement embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof.

4.9.Designation as Finance Document.

The parties hereto agree that this Agreement constitutes a Finance Document.

4.10.Governing Law; Jurisdiction and Process; Waiver of Jury Trial.

This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.  The terms of Section 22.7 of the Note Purchase Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto expressly, unconditionally and irrevocably agree to such terms.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the date first above written.

COMPANY:

ALLIENT INC.

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud
Title: Chief Financial Officer

(Signature Page to First Amendment to Note Purchase and Private Shelf Agreement)

This Agreement is

accepted and agreed to as

of the date hereof.

Noteholders:

THE PRUDENTIAL INSURANCE

COMPANY OF AMERICA

By: PGIM, Inc., as investment manager

By: /s/ ASHLEY DEXTER
Vice President

PRUDENTIAL LEGACY INSURANCE

COMPANY OF NEW JERSEY

By: PGIM, Inc., as investment manager

By: /s/ ASHLEY DEXTER
Vice President

PRUCO LIFE INSURANCE COMPANY

OF NEW JERSEY

By: PGIM, Inc., as investment manager

By: /s/ ASHLEY DEXTER
Vice President

LOTUS REINSURANCE COMPANY LTD.

By: PGIM, Inc., as investment manager

By: /s/ ASHLEY DEXTER
Vice President

(Signature Page to First Amendment to Note Purchase and Private Shelf Agreement)

This Agreement is acknowledged,

accepted and agreed to as of the date

hereof.

GUARANTOrs:

AIREX, LLC,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

ALIO INDUSTRIES, LLC,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

ALLIED MOTION STOCKHOLM AKTIEBOLAG,

as Guarantor

By: /s/ H.R. NUGTEREN

Name: H.R. Nugteren

Title: Specially Authorized Signatory

ALLIED MOTION TECHNOLOGIES B.V.,

as Guarantor

By: /s/ H.R. NUGTEREN

Name: H.R. Nugteren

Title: Director

(Signature Page to First Amendment to Note Purchase and Private Shelf Agreement)

ALLIED MOTION CONTROL CORPORATION,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

ALLIED MOTION DORDRECHT B.V.,

as Guarantor

By: /s/ H.R. NUGTEREN

Name: H.R. Nugteren

Title: Director

EMOTEQ CORPORATION,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

GLOBE MOTORS, INC.,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

ALLIED MOTION PORTUGAL, LDA.,

as Guarantor

By: /s/ H.R. NUGTEREN

Name: H.R. Nugteren

Title: Manager

(Signature Page to First Amendment to Note Purchase and Private Shelf Agreement)

HEIDRIVE GMBH,

as Guarantor

By: /s/ H.R. NUGTEREN

Name: H.R. Nugteren

Title: Managing Director

KINETIC MACHINE DEVELOPMENT, LLC,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

MOTOR PRODUCTS CORPORATION,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

ORMEC SYSTEMS CORP.,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

SNC MANUFACTURING CO., INC.,

as Guarantor

By: /s/ RICHARD S. WARZALA

Name: Richard S. Warzala

Title: President

(Signature Page to First Amendment to Note Purchase and Private Shelf Agreement)

SPECTRUM CONTROLS, INC.,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

STATURE ELECTRIC, INC.,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

TCI, LLC,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

THINGAP, INC.,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

ALLIED MOTION TWINSBURG, LLC,

as Guarantor

By: /s/ JAMES A. MICHAUD

Name: James A. Michaud

Title: Vice President

(Signature Page to First Amendment to Note Purchase and Private Shelf Agreement)

Annex A

Amendments

1.	Section 5.25 (Perfection of Security Interest). Section 5.25 of the Note Purchase Agreement is amended by replacing the phrase “Except for the execution of Account Control Agreements with respect to Excluded Accounts or which are specified in Section 9.15” with the phrase “Except for the execution of Account Control Agreements with respect to Excluded Accounts or which are specified in Section 9.15 (and in each case subject to the terms of the applicable Collateral Documents)”.
2.	Section 9.7 (Collateral Security). Section 9.7 of the Note Purchase Agreement is amended as follows:
a.	Clauses (i) and (ii) thereof are amended and restated in their entirety to read as follows:

“(i) all personal property of each Obligor, provided that (A) Allied AB shall not be required to pledge its personal property if such pledge would give rise to Swedish stamp tax of 1% or more of the face value of such pledge and shall not be required to pledge assets other than bank accounts, receivables in relation to customers (Sw. kundfordringar) and existing corporate mortgage certificates or replacements thereof (Sw. befintliga företagsinteckningsbrev) and (B) Globe Lda. shall not be required to pledge its personal property until the occurrence of an Event of Default, (ii) all Equity Interests of all Subsidiaries of each Obligor, provided that (A) no Obligor shall be required to pledge its Equity Interests in a Non-Material Subsidiary, (B) Allied B.V. shall not be required to pledge its Equity Interests in Heidrive pursuant to a share pledge agreement governed by German law if the notary fees for the notarization of such pledge agreement by a German public notary would exceed EUR 35,000, and (C) the Obligors shall not be required to pledge their Equity Interests in Globe Lda. until the occurrence of an Event of Default, and”

b.	The following sentence is added at the end thereof:

“Without limiting the foregoing, immediately upon the occurrence of an Event of Default, the Obligors shall cause the Note Obligations to be secured by, and shall execute and deliver to the Collateral Agent for the benefit of the Creditors, a Portuguese law governed pledge agreement over (x) all of the business assets and equipment of Globe Lda. and (y) all shares in Globe Lda., and shall pay all applicable stamp tax and duty payable in connection therewith.”

3.	Section 9.8 (Additional Guarantors and Pledgors). Clause (d) of Section 9.8 of the Note Purchase Agreement is amended and restated in its entirety to read as follows:

Annex A - 1

“(d)execute and deliver to the parties to the Intercreditor Agreement a joinder agreement to the Intercreditor Agreement in the applicable form attached to the Intercreditor Agreement.”

4.	Section 9.9 (Addition of Non-Material Subsidiaries as Guarantors). Clause (d) of Section 9.8 of the Note Purchase Agreement is amended by replacing the phrase “an Acknowledgment of and Consent and Agreement to Intercreditor and Collateral Agency Agreement in the form attached to the Intercreditor Agreement” with the phrase “a joinder agreement to the Intercreditor Agreement in the applicable form attached to the Intercreditor Agreement.”
5.	Section 9.15 (Post-Closing Obligations). Section 9.15 of the Note Purchase Agreement is amended as follows:
a.	Clause (d) thereof is amended and restated in its entirety to read as follows:

“(d)Within 120 days after the date hereof (or such earlier date as such items are required to be delivered under the Bank Loan Documents), a fully executed landlord waiver with respect to each of the following locations:

(i)495 Commerce Drive, Amherst, Erie County, NY;

(ii)1705 132nd Ave. NE, Bellevue, King County, WA; and

(iii)W132N10611 Grant Drive, Germantown, Washington County, WI.”

b.	Clause (j) thereof is amended and restated in its entirety to read as follows:

“(j)Subject to Section 9.16, within 90 days after the date hereof (or such earlier date as such items are required to be delivered under the Bank Loan Documents), the Collateral Documents and supporting documentation required by Section 9.7 with respect to the personal property of (except to the extent not required by clause (i) of Section 9.7) and the Equity Interests in Allied AB.”

c.	Clause (l) thereof is amended by replacing the phrase “the personal property of and Equity Interests in Heidrive” with “the personal property of and Equity Interests in (except to the extent not required by clause (ii) of Section 9.7) Heidrive”.
d.	Clause (m) thereof is amended by replacing the phrase “the personal property of and Equity Interests in Globe Lda.” with “the personal property of and Equity Interests in Globe Lda. (except to the extent not required by clauses (i) and (ii) of Section 9.7 or the last sentence of Section 9.7)”.
6.	Section 9.16 (Swedish Share Certificates; Swedish Corporate Mortgage Certificates). Section 9 of the Note Purchase Agreement is amended by adding a new Section 9.16 in its proper numerical order to read as follows:

Annex A - 2

“Section 9.16.Swedish Share Certificate; Swedish Mortgage Certificates.

(a)Without limiting clause 3 of the Allied AB Share Pledge Agreement, the Company will cause Allied B.V. to (i) no later than July 30, 2024, initiate with the Swedish Companies Registration Office (Sw. Bolagsverket) (the “SCRO”) a procedure for cancellation of the share certificate(s) representing shares no. 1 – 70.000 in Allied AB (the “Lost Share Certificate(s)”) in accordance with the Swedish Act (2011:900) on Cancellation of Lost Documents (Sw. lag (2011:900) om dödande av förekommen handling) (the “Lost Share Certificate Cancellation Procedure”), (ii) promptly (and in any event within three Business Days) following the completion of the Lost Share Certificate Cancellation Procedure, (A) procure that Allied AB issues a new share certificate replacing the Lost Share Certificate(s) (the “Replacement Share Certificate”) containing information that it replaces the Lost Share Certificate(s), (B) deliver the Replacement Share Certificate to the Collateral Agent duly endorsed in blank and (C) procure that Allied AB registers in its share register that the Lost Share Certificate(s) has been cancelled and that the Replacement Share Certificate has been issued and deliver to the Collateral Agent a certified copy of such register.

(b)Without limiting clauses 3 and 6 of the Allied AB Corporate Mortgage Pledge Agreement, the Company will cause Allied AB to (i) no later than July 30, 2024, initiate with the SCRO a procedure for cancellation of the corporate mortgage certificates issued in paper form (Sw. skriftligt företagsinteckningsbrev) described in Appendix 1 to the Allied AB Corporate Mortgage Pledge Agreement (the “Lost Mortgage Certificates”) in accordance with the Swedish Act (2011:900) on Cancellation of Lost Documents (Sw. lag (2011:900) om dödande av förekommen handling) (the “Lost Mortgage Certificate Cancellation Procedure”), (ii) as soon as possible (and in any event within three Business Days) following the completion of the Lost Mortgage Certificate Cancellation Procedure, deliver to the SCRO a duly executed application for the registration of corporate mortgage certificates in the same value as the Lost Mortgage Certificates (as set out in Appendix 1 to the Allied AB Corporate Mortgage Pledge Agreement) (the “New Mortgage Certificates”) and the issuance of the New Mortgage Certificates to the Collateral Agent (the “New Mortgage Certificate Application Procedure”) and (iii) promptly (and in any event within three Business Days) following the completion of the New Mortgage Certificate Application Procedure, procure that the issued New Mortgage Certificates are sent directly to the Collateral Agent in their original form.”

7.	Section 10.1 (Liens). Section 10.1 of the Note Purchase Agreement is amended by amending and restating the last paragraph thereof to read as follows:

“Without limiting the foregoing, the Company will not, and will not permit any of its Subsidiaries to, grant or permit to exist (1) any Lien on any property securing Indebtedness or other obligations under any Bank Loan Document other than security interests granted to the Collateral Agent for the benefit of the Creditors, (2)

Annex A - 3

any Lien on any patents, trademarks, copyrights or other intellectual property of any Obligor that secures Indebtedness other than security interests granted to the Collateral Agent for the benefit of the Creditors, (3) any Lien on any personal property of Allied AB that secures Indebtedness other than security interests granted to the Collateral Agent for the benefit of the Creditors, (4) any Lien in favor of the U.S. Small Business Administration (other than, solely prior to the date by which such Liens are required to be terminated and released in accordance with Section 9.15(a), the Uniform Commercial Code financing statements filed against Airex and Alio with file numbers 2005290002084 and 20202049063, respectively, provided that the Company and its Subsidiaries have no outstanding Indebtedness owing to the U.S. Small Business Administration), (5) any Lien on any Equity Interests in Heidrive other than security interests granted to the Collateral Agent for the benefit of the Creditors or (6) any Lien on any of the assets of, or any Equity Interests in, Globe Lda. other than security interests granted to the Collateral Agent for the benefit of the Creditors.”

8.	Section 10.19 (Ohio Leased Locations). Section 10 of the Note Purchase Agreement is amended by adding a new Section 10.19 in its proper numerical order to read as follows:

“Section 10.19.Ohio Leased Locations.  The Company will not, and will not permit any of its Subsidiaries to, permit the value of the assets of the Company and its Subsidiaries located at 1944 Troy Street, Dayton, Ohio and 1960 Troy Street, Dayton, Ohio at any time to exceed $1,000,000 for either location individually or $2,000,000 in the aggregate for both locations taken together.”

9.	Section 22.11 (Swedish Terms). Section 22 of the Note Purchase Agreement is amended by adding a new Section 22.11 in its proper numerical order to read as follows:

“Section 22.11.Swedish Terms.

(a)In this Agreement, where it relates to an entity incorporated or organized under the laws of Sweden, a reference to:

(i)its “organizational documents” include its articles of association and the certificate of registration issued by the Swedish Companies Registration Office (Sw. Bolagsverket), as in force from time to time;

(ii)a “composition”, “compromise”, “assignment” or “arrangement” with any class of creditors includes (A) any write-down of debt (Sw. skuldnedskrivning) following from any procedure of “företagsrekonstruktion” under the Swedish Act on Company Restructuring (Sw. Lag om företagsrekonstruktion (2022:964)), or (B) any write-down of debt in bankruptcy (Sw. ackord i konkurs) under the Swedish Insolvency Act (Sw. Konkurslag (1987:672));

(iii)“compulsory manager”, “administrative receiver”, “administrator” or “liquidator” includes (A) “rekonstruktör” under the

Annex A - 4

Swedish Act on Company restructuring, (B) “konkursförvaltare” under the Swedish Insolvency Act, or (C) “likvidator” under the Swedish Companies Act (Sw. aktiebolagslag (2005:551));

(iv)“gross negligence” means “grov vårdslöshet” under Swedish law;

(v)a “guarantee” includes any “garanti” under Swedish law which is independent from the debt to which it relates and any “borgen” under Swedish law which is accessory to or dependent on the debt to which it relates;

(vi)“merger” includes any “fusion” implemented in accordance with Chapter 23 of the Swedish Companies Act;

(vii)a “reorganisation” or “demerger” includes any contribution of part of its business in consideration of shares (apport) and any demerger (delning) implemented in accordance with Chapter 24 of the Swedish Companies Act;

(viii)a “winding up”, “liquidation”, “administration” or “dissolution” includes a “frivillig likvidation” or a “tvångslikvidation” under Chapter 25 of the Swedish Companies Act; and

(ix)an “insolvency event” includes that such member of the Group is the subject of a “konkurs” under the Swedish Bankruptcy Act, a “företagsrekonstruktion” under the Swedish Reorganisation Act or a “tvångslikvidation” under Chapter 25, Section 10 of the Swedish Companies Act.

(b)Each transfer of Notes by a holder shall include a proportionate part of the security interests granted under the relevant Collateral Document governed by Swedish law, together with a proportionate interest in the relevant Collateral Document governed by Swedish law.

(c)Any security granted under a Collateral Document governed by Swedish law will be granted to the Creditors represented by the Collateral Agent.

(d)Notwithstanding any other provisions in this Agreement or in any other Finance Document except for paragraph (e) below, the release of any perfected security interest under the Collateral Documents governed by Swedish law (or any security interest under the Collateral Documents purported or required to be perfected in accordance with Swedish law in accordance with the relevant Collateral Documents) (a “Swedish Perfected Security Interest”) shall always be subject to the prior written consent of the Collateral Agent as directed by the Required Creditors (as defined in the Intercreditor Agreement).

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(e)Notwithstanding paragraph (d) above, if a disposal of assets subject to a Swedish Perfected Security Interest is made to a third party on arm’s length terms at market value then the release of such Swedish Perfected Security Interest shall not require the consent of the Collateral Agent, provided that such disposal is not prohibited under the Finance Documents, the disposal is for cash and all proceeds are paid directly by that third party to the Collateral Agent and all net proceeds of such disposal are immediately applied towards either prepayment of the Obligations (as defined in the Intercreditor Agreement) in accordance with the terms thereof or are deposited in a pledged account as Collateral (as defined in the Intercreditor Agreement).  This paragraph (e) and the paragraph (d) above shall supersede any conflicting provision in this Agreement or the other Finance Documents.

(f)Any merger in respect of an entity which will be absorbed and the shares of which are becoming subject to a security interest under the Collateral Documents governed by Swedish law, other than a merger where the shares in the surviving entity are subject to a security interest under the Collateral Documents governed by Swedish law, shall always be subject to the prior written consent of the Collateral Agent.”

10.	Schedule A (Defined Terms). Schedule A of the Note Purchase Agreement is amended as follows:
a.	Definition of “Allied B.V. Share Pledge Deed”. The definition of “Allied B.V. Share Pledge Deed” is amended and restated in its entirety to read as follows:

““Allied B.V. Share Pledge Deed” means that certain Deed of Pledge of Shares entered into on July 30, 2024 by and among the Company, the Collateral Agent and Allied B.V.”

b.	Definition of “Collateral Documents”. The definition of “Collateral Documents” is amended and restated in its entirety to read as follows:

““Collateral Documents” means, collectively, the Original Security Agreements, each Account Control Agreement, the Allied B.V. Share Pledge Deed, the Allied AB Bank Account Pledge Agreement, the Allied AB Corporate Mortgage Pledge Agreement, the Allied AB Receivables Pledge Agreement, the Allied AB Share Pledge Agreement, the Allied B.V.-Dordrecht Omnibus Deed of Pledge, the Dordrecht Share Pledge Deed, the Heidrive Account Pledge Agreement, the Heidrive Global Assignment Agreement, the Heidrive IP Pledge Agreement, the Heidrive Security Transfer Agreement, and all other collateral assignments, agreements, instruments or documents creating or purporting to create a Lien securing the Note Obligations.”

c.	Definition of “Intercreditor Agreement”. The definition of “Intercreditor Agreement” is amended and restated in its entirety to read as follows:

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““Intercreditor Agreement” means that certain Intercreditor and Collateral Agency Agreement, dated as of March 1, 2024, by and among the Bank Agent, the Series A Purchasers, each other holder of a Note that becomes a party thereto, each other Creditor that becomes a party thereto and the Collateral Agent, as amended and restated by that certain Amended and Restated Intercreditor and Collateral Agency Agreement, dated as of July 30, 2024, by and among the Bank Agent, the Bank Lenders party thereto as “Initial Banks”, each other Bank Lender that becomes a party thereto, the Series A Purchasers, each other holder of a Note that becomes a party thereto, each other Creditor that becomes a party thereto, the Collateral Agent and, solely for the purposes set forth in Sections 2(n) and 26 thereof, each of the Obligors.”

d.	Definition of “Original Security Agreements”. Clause (e) of the definition of “Original Security Agreements” is amended and restated in its entirety to read as follows:

“(e)that certain Deed of Pledge of Shares entered into on March 21, 2024 by and among the Company, the Collateral Agent and Allied B.V.”

e.	New Definitions. The following new definitions are added to Schedule A of the Note Purchase Agreement in their proper alphabetical order to read as follows:

““Allied AB Bank Account Pledge Agreement” means that certain Pledge Agreement regarding certain bank accounts, dated July 30, 2024, between Allied AB and the Collateral Agent.”

““Allied AB Corporate Mortgage Pledge Agreement” means that certain Corporate Mortgage Pledge Agreement, dated July 30, 2024, between Allied AB and the Collateral Agent.”

““Allied AB Receivables Pledge Agreement” means that certain Receivables Pledge Agreement, dated July 30, 2024, between Allied AB and the Collateral Agent.”

““Allied AB Share Pledge Agreement” means that certain Pledge Agreement regarding the shares in Allied Motion Stockholm Aktiebolag, dated July 30, 2024, between Allied B.V. and the Collateral Agent.”

““Allied B.V.-Dordrecht Omnibus Deed of Pledge” means that certain Omnibus Deed of Pledge entered into on July 30, 2024 by and among Allied B.V., Dordrecht and the Collateral Agent.”

““Dordrecht Share Pledge Deed” means that certain Deed of Pledge of Shares entered into on July 30, 2024 by and among Allied B.V., the Collateral Agent and Dordrecht.”

““Heidrive Account Pledge Agreement” means that certain Account Pledge Agreement, dated July 30, 2024, between Heidrive and the Collateral Agent.”

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““Heidrive Global Assignment Agreement” means that certain Global Assignment Agreement, dated July 30, 2024, between Heidrive and the Collateral Agent.”

““Heidrive IP Pledge Agreement” means that certain Security Transfer Agreement of Intellectual Property Rights, dated July 30, 2024, between Heidrive and the Collateral Agent.”

““Heidrive Security Transfer Agreement” means that certain Security Transfer Agreement, dated July 30, 2024, between Heidrive and the Collateral Agent.”

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